Exhibit 99.2

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Financial Condition

(in thousands, except share data)

	(1)	(2)
	June 30,	December 31,
	2012	2011
ASSETS
Cash and due from banks	$10,387	$12,074
Interest bearing deposits with banks	14,215	2,100

Cash and cash equivalents	24,602	14,174

Interest bearing time deposits with banks	1,096	1,096
Securities available for sale	125,223	111,281
Restricted investment in Federal Home Loan Bank (FHLB) stock	1,534	1,700
Investment in unconsolidated subsidiary	3,888	3,796

Total loans	280,442	289,681
Less: Allowance for loan losses	(3,933)	(2,931)

Total loans, net of allowance for loan losses	276,509	286,750
Premises and equipment, net	6,542	6,710
Other real estate owned	516	427
Bank owned life insurance and annuities	14,155	14,069
Equity investment in low income housing project	1,317	393
Core deposit intangible	187	209
Goodwill	2,046	2,046
Accrued interest receivable and other assets	4,982	4,782

Total assets	$462,597	$447,433

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$65,055	$64,751
Interest bearing	337,423	321,914

Total deposits	402,478	386,665

Securities sold under agreements to repurchase	3,075	3,500
Other interest bearing liabilities	1,271	1,244
Accrued interest payable and other liabilities	5,939	6,304

Total liabilities	412,763	397,713
Stockholders’ Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	—	—
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,237,711 shares at June 30, 2012;
4,228,218 shares at December 31, 2011	4,746	4,746
Surplus	18,334	18,363
Retained earnings	38,671	38,900
Accumulated other comprehensive loss	(2,068)	(2,256)
Cost of common stock in Treasury:
508,115 shares at June 30, 2012;
517,608 shares at December 31, 2011	(9,849)	(10,033)

Total stockholders’ equity	49,834	49,720

Total liabilities and stockholders’ equity	$462,597	$447,433

(1)	Unaudited
(2)	Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Interest income:
Loans, including fees	$4,074	$4,484	$8,269	$9,076
Taxable securities	337	313	667	566
Tax-exempt securities	186	234	364	467
Federal funds sold	—	2	—	4
Other interest income	8	7	16	15

Total interest income	4,605	5,040	9,316	10,128

Interest expense:
Deposits	918	1,191	1,883	2,366
Securities sold under agreements to repurchase	—	—	1	1
Other interest bearing liabilities	6	7	12	14

Total interest expense	924	1,198	1,896	2,381

Net interest income	3,681	3,842	7,420	7,747
Provision for loan losses	69	116	1,177	204

Net interest income after provision for loan losses	3,612	3,726	6,243	7,543

Non-interest income:
Trust fees	114	94	220	207
Customer service fees	321	349	634	661
Debit card fee income	205	206	409	399
Earnings on bank-owned life insurance and annuities	105	124	211	243
Commissions from sales of non-deposit products	73	65	160	168
Income from unconsolidated subsidiary	61	66	118	131
Gain on sale or call of securities	2	1	2	6
Gain from life insurance proceeds	53	—	53	—
Other non-interest income	261	97	430	196

Total non-interest income	1,195	1,002	2,237	2,011

Non-interest expense:
Employee compensation expense	1,289	1,337	2,567	2,592
Employee benefits	478	423	1,013	824
Occupancy	229	252	458	495
Equipment	126	146	259	301
Data processing expense	354	337	710	659
Director compensation	60	70	119	147
Professional fees	93	91	181	230
Taxes, other than income	113	124	231	251
FDIC Insurance premiums	81	85	160	218
Loss (gain) on sales of other real estate owned	(3)	1	(1)	(14)
Amortization of intangibles	11	11	22	22
Other non-interest expense	389	423	746	738

Total non-interest expense	3,220	3,300	6,465	6,463

Income before income taxes	1,587	1,428	2,015	3,091
Provision for income taxes	372	337	382	761

Net income	$1,215	$1,091	$1,633	$2,330

Earnings per share
Basic	$0.29	$0.26	$0.39	$0.55
Diluted	$0.29	$0.26	$0.39	$0.55
Cash dividends declared per share	$0.22	$0.21	$0.44	$0.42
Weighted average basic shares outstanding	4,231,690	4,237,886	4,229,954	4,246,884
Weighted average diluted shares outstanding	4,234,321	4,240,781	4,232,842	4,249,900

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share data)

	Three Months Ended
	June 30, 2012	March 31, 2012
Interest income:
Loans, including fees	$4,074	$4,195
Taxable securities	337	330
Tax-exempt securities	186	178
Other interest income	8	8

Total interest income	4,605	4,711

Interest expense:
Deposits	918	965
Securities sold under agreements to repurchase	—	1
Other interest bearing liabilities	6	6

Total interest expense	924	972

Net interest income	3,681	3,739
Provision for loan losses	69	1,108

Net interest income after provision for loan losses	3,612	2,631

Non-interest income:
Trust fees	114	106
Customer service fees	321	313
Debit card fee income	205	204
Earnings on bank-owned life insurance and annuities	105	106
Commissions from sales of non-deposit products	73	87
Income from unconsolidated subsidiary	61	57
Gain on sale or call of securities	2	—
Gain from life insurance proceeds	53	—
Other non-interest income	261	169

Total non-interest income	1,195	1,042

Non-interest expense:
Employee compensation expense	1,289	1,278
Employee benefits	478	535
Occupancy	229	229
Equipment	126	133
Data processing expense	354	356
Director compensation	60	59
Professional fees	93	88
Taxes, other than income	113	118
FDIC Insurance premiums	81	79
Loss (gain) on sales of other real estate owned	(3)	2
Amortization of intangibles	11	11
Other non-interest expense	389	357

Total non-interest expense	3,220	3,245

Income before income taxes	1,587	428
Provision for income taxes	372	10

Net income	$1,215	$418

Earnings per share
Basic	$0.29	$0.10
Diluted	$0.29	$0.10
Cash dividends declared per share	$0.22	$0.22
Weighted average basic shares outstanding	4,231,690	4,228,218
Weighted average diluted shares outstanding	4,234,321	4,231,276